UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             April 24, 2003

TRIQUINT SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 N.E. Brookwood Parkway, Hillsboro, Oregon		97124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (503) 615-9000

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated April 24, 2003

ITEM 9.	REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12 - Results of Operations and Financial Condition)

On April 24, 2003, TriQuint Semiconductor, Inc. (“TriQuint”) is issuing a press release and holding a conference call announcing its financial results for the quarter ended March 31, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.  TriQuint is making reference to non-GAAP financial measures in both the press release and the conference call.  A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003	TRIQUINT SEMICONDUCTOR, INC.

	By:	/s/ Raymond A. Link
Raymond A. Link
Vice President, Finance and Administration,
Chief Financial Officer and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated April 24, 2003